UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                   ______________________


                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of report (Date of earliest event reported): July  25, 2005
                                                 ---------------

                  PARK ELECTROCHEMICAL CORP.
--------------------------------------------------------------
     (Exact Name of Registrant as Specified in Charter)


          New York                1-4415           11-1734643
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(State or Other Jurisdiction   (Commission      (IRS Employer
     of Incorporation)         File Number)   Identification No.)


48 South Service Road, Melville,   New York           11747
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  (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code(631)465-3600
                                                  -------------
                          Not Applicable
           -------------------------------------------
 Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under  the
         Securities Act (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under  the
         Exchange Act (17 CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule
         14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule
         13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 5.02  Departure  of  Directors  or  Principal  Officers;
           Election  of  Directors; Appointment of  Principal
           Officers.

           Park Electrochemical Corp. (the "Company") issued a news release on July 25, 2005 announcing the resignation of Murray O. Stamer as its Senior Vice President and Chief Financial Officer effective August 12, 2005 and reporting that Mr. Stamer is resigning to accept a senior financial position with another publicly traded corporation and that the Company is conducting a search for a new Chief Financial Officer. The news release accompanies this Form 8-K as
Exhibit 99.1 hereto.



Item 9.01   Financial Statements and Exhibits.

       (c)  Exhibits.

            99.1 News Release dated July 25, 2005





                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PARK ELECTROCHEMICAL CORP.



Date:  July 25, 2005        By:  /s/ Stephen E. Gilhuley
                            Name:    Stephen E. Gilhuley
                            Title:   Senior   Vice   President,
                                     Secretary And General Counsel








                        EXHIBIT INDEX


Number
Exhibit        Description                                   Page

 99.1          News Release dated July 25, 2005               5